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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ---------------

                                  FORM 8-K/A
                               (AMENDMENT NO. 1)


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               April 2, 1996
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              MICROGRAFX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                           0-18708                 75-952080
- --------------------------            -------------------    -------------------
(State or other jurisdiction of       Commission File No.      (IRS Employer
incorporation or organization)                               Identification No.)


           1303 Arapaho
         Richardson, Texas                                               75081
- ----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


                               (214) 234-1769
                       -------------------------------
                       (Registrant's telephone number)

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
                              MICROGRAFX, INC.



Item 2.          Acquisition or Disposition of Assets


On April 2, 1996, Micrografx, Inc. ("Micrografx" or "the Company") acquired all of the issued and outstanding capital stock and options of Visual Software, Inc., a California corporation ("Visual"). In connection with the acquisition, Micrografx also agreed to exchange shares of its common stock for the 20% outstanding minority interest in Visual Worlds Development Corporation ("VWD") owned by persons other than Visual. VWD was an 80% owned subsidiary of Visual prior to the acquisition. Visual and its subsidiaries are engaged in the development and marketing of 3-D graphics software and Micrografx intends to continue the business of Visual. Micrografx issued approximately 0.36547 shares of common stock for each outstanding share of common stock of Visual, including the VWD shares, issuing a total of approximately 882,536 shares of common stock of Micrografx. The acquisition of Visual will be accounted for as a pooling of interests. The terms of the Acquisition were derived through arm's length negotiations between the parties.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

    a.  Financial Statements of Business Acquired - Visual Software, Inc.

        Visuals Software's Financial Statements are incorporated by reference to the Company's Registration Statement on Form S-8, file number 333-03427, dated May 10, 1996.

    b. Pro Forma Financial Information - Micrografx, Inc. and Visual Software, Inc.
        Pro Forma Condensed Consolidated Balance Sheets (Unaudited) - March 31,
           1996
        Pro Forma Condensed Consolidated Statements of Operations (Unaudited) -
            For the Years Ended June 30, 1993, 1994 and 1995 and Nine Months Ended March 31, 1996

                                MICROGRAFX, INC.




   c.   Exhibits

                 2. Agreement and Plan of Merger with Visual Software, Inc. dated as of February 27, 1996 (the exhibits and schedules listed therein have been omitted but will be provided to the Commission upon request) (incorporated by reference to the Company's Current Report on Form 8-K, dated April 2, 1996).

                 28. Press Releases dated February 27 and April 2, 1996 (incorporated by reference to the Company's Current Report on Form 8-K, dated April 2, 1996).

                                MICROGRAFX, INC.





                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MICROGRAFX, INC.



Date: May 28, 1996                      By  /s/   J. Paul Grayson
                                            -----------------------------------
                                        J. Paul Grayson
                                        Chairman of the Board of Directors
                                        and Chief Executive Officer




Date: May 28, 1996                      By  /s/   Gregory A. Peters
                                            -----------------------------------
                                        Gregory A. Peters
                                        Chief Financial Officer
                                        and Treasurer

                   MICROGRAFX, INC. AND VISUAL SOFTWARE, INC.
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



The accompanying unaudited pro forma condensed consolidated financial statements give retroactive effect to the merger of Micrografx, Inc. and Visual Software, Inc. on April 2, 1996, which has been accounted for as a pooling of interests. The accompanying pro forma condensed consolidated financial statements reflect the financial position and results of operations assuming that Micrografx and Visual have operated as a combined entity since inception.

The following pro forma information is presented:

       Pro Forma Condensed Consolidated Balance Sheet (unaudited) - March 31,
         1996
       Pro Forma Condensed Consolidatd Statements of Operations (unaudited) -
         For the Years Ended June 30, 1993, 1994 and 1995 and Nine Months Ended March 31, 1996

These unaudited pro forma condensed consolidated statements should be read in conjunction with respective financial statements and notes therto of Micografx and Visual Software previously filed with the Securities and Exchange Commission.

The pro forma information is based on the historical financial statements of Micrografx and Visual. Transactions between Micrografx and Visual for the periods presented which required pro forma adjustments are noted below:

(a) Micrografx and Visual entered into a license agreement dated August 29, 1995, whereby Instant 3D, a product developed by Visual, would be bundled within Micrografx's ABC Graphics Suite. The resulting royalty revenue, royalty expense, deferred revenue, and prepaid royalty amounts have been eliminated as pro forma adjustments in the financial statements for the nine months ended March 31, 1996.

(b) Visual has placed a 100% valuation allowance against its deferred tax asset as the future utilization of net operating loss carryforwards is uncertain. As a result of the merger of Micrografx and Visual, it is more likely than not that Micrografx will be able to utilize Visual's fiscal 1996 loss in its consolidated return. Accordingly, a pro forma adjustment to record a tax benefit and deferred income taxes has been made.

(c) Visual's common stock has no par value. As a result of the merger, a par value of $0.01 per share has been assigned to Visual common stock. Accordingly, common stock and additional capital have been adjusted.

The pro forma condensed consolidated financial statements do not necessarily reflect the results that would have occurred if the merger had actually taken place on the assumed dates or what may be achieved in the future.

                                MICROGRAFX, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1993
              (unaudited, in thousands, except per share amounts)

                                                                                                       PRO FORMA
                                                MICROGRAFX           VISUAL         COMBINED          ADJUSTMENTS      PRO FORMA
                                                ----------           ------         --------          -----------      ---------
 Net revenues                                   $ 55,865             $   612        $ 56,477          $     -          $ 56,477
 Cost of revenues                                 14,092                 163          14,255                -            14,255
                                                --------             -------        --------          -------          --------
 Gross profit                                     41,773                 449          42,222                -            42,222

 Operating expenses:
     Sales and marketing                          31,717                 440          32,157                -            32,157
     General and administrative                    7,665                 406           8,071                -             8,071
     Research and development                      4,631                 294           4,925                -             4,925
     Restructuring and unusual                     1,396                   -           1,396                              1,396
                                                --------             -------        --------          -------          --------
 Total operating expenses                         45,409               1,140          46,549                -            46,549

                                                --------             -------        --------          -------          --------
 Loss from operations                             (3,636)               (691)         (4,327)               -            (4,327)

 Interest income, net                               (359)                  -            (359)               -              (359)
 Other (income) expense net                          576                 (11)            565                -               565
                                                --------             -------        --------          -------          --------
 Non-operating (income) expense                      217                 (11)            206                -               206

                                                --------             -------        --------          -------          --------
 Loss before income taxes                         (3,853)               (680)         (4,533)               -            (4,533)

 Income taxes                                     (1,061)                  -          (1,061)               -            (1,061)

                                                --------             -------        --------          -------          --------
 Net  loss                                      $ (2,792)            $  (680)       $ (3,472)         $     -          $ (3,472)
                                                ========             =======        ========          =======          ========
 Loss per share                                 $  (0.33)            $ (2.32)       $  (0.40)             N/A          $  (0.40)
                                                ========             =======        ========          =======          ========
 Shares used in computing
 Loss per share                                    8,462                 293           8,754              N/A             8,754
                                                ========             =======        ========          =======          ========

                                MICROGRAFX, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1994
              (unaudited, in thousands, except per share amounts)

                                                                                                       PRO FORMA
                                                MICROGRAFX           VISUAL         COMBINED          ADJUSTMENTS      PRO FORMA
                                                ----------           ------         --------          -----------      ---------
 Net revenues                                   $ 60,732             $    773       $  61,505         $     -          $  61,505
 Cost of revenues                                 14,797                  229          15,026               -             15,026
                                                --------             --------       ---------         -------          ---------
 Gross profit                                     45,935                  544          46,479               -             46,479

 Operating expenses:
     Sales and marketing                          32,625                  464          33,089               -             33,089
     General and administrative                    8,639                  508           9,147               -              9,147
     Research and development                      6,280                  505           6,785               -              6,785
     Restructuring and unusual                     3,813                    -           3,813                              3,813
                                                --------             --------       ---------         -------          ---------
 Total operating expenses                         51,357                1,477          52,834               -             52,834

                                                --------             --------       ---------         -------          ---------
 Loss from operations                             (5,422)                (933)         (6,355)              -             (6,355)

 Interest (income) expense, net                     (422)                  10            (412)              -               (412)
 Other expense net                                   955                    8             963               -                963
                                                --------             --------       ---------         -------          ---------
 Non-operating expense                               533                   18             551               -                551

                                                --------             --------       ---------         -------          ---------
 Loss before income taxes                         (5,955)                (951)         (6,906)              -             (6,906)

 Income taxes                                     (1,139)                   1          (1,138)              -             (1,138)

                                                --------             --------       ---------         -------          ---------
 Net  loss                                      $ (4,816)            $   (952)      $  (5,768)        $     -          $  (5,768)
                                                ========             ========       =========         =======          =========

 Loss per share                                 $  (0.56)            $  (2.83)      $   (0.64)            N/A          $   (0.64)
                                                ========             ========       =========         =======          =========
 Shares used in computing
 Loss per share                                    8,650                  336           8,986             N/A              8,986
                                                ========             ========       =========         =======          =========

                                MICROGRAFX, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1995
              (unaudited, in thousands, except per share amounts)

                                                                                                       PRO FORMA
                                                MICROGRAFX           VISUAL         COMBINED          ADJUSTMENTS      PRO FORMA
                                                ----------           ------         --------          -----------      ---------
 Net revenues                                   $ 60,444             $ 3,901        $ 64,345          $   -            $ 64,345
 Cost of revenues                                 15,099               1,049          16,148              -              16,148
                                                --------             -------        --------          -----            --------
 Gross profit                                     45,345               2,852          48,197              -              48,197

 Operating expenses:
     Sales and marketing                          32,145               2,558          34,703              -              34,703
     General and administrative                    6,998                 609           7,607              -               7,607
     Research and development                      4,594                 764           5,358              -               5,358
                                                --------             -------        --------          -----            --------
 Total operating expenses                         43,737               3,931          47,668              -              47,668

                                                --------             -------        --------          -----            --------
 Income (loss) from operations                     1,608              (1,079)            529              -                 529

 Interest (income) expense, net                     (668)                 17            (651)             -                (651)
 Other income, net                                  (264)                (13)           (277)             -                (277)
                                                --------             -------        --------          -----            --------
 Non-operating (income) expense                     (932)                  4            (928)             -                (928)

                                                --------             -------        --------          -----            --------
 Income (loss) before income taxes                 2,540              (1,083)          1,457              -               1,457

 Income taxes                                        762                   0             762              -                 762

                                                --------             -------        --------          -----            --------
 Net income (loss)                              $  1,778             $(1,083)       $    695          $   -            $    695
                                                ========             =======        ========          =====            ========

 Income per share                               $   0.20             $ (1.66)       $   0.07            N/A            $   0.07
                                                ========             =======        ========          =====            ========
 Shares used in computing
 income (loss) per share                           8,826                 654           9,480            N/A               9,480
                                                ========             =======        ========          =====            ========

                                MICROGRAFX, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                 MARCH 31, 1996
                           (unaudited, in thousands)

                                                                                                       PRO FORMA
                                                MICROGRAFX           VISUAL         COMBINED          ADJUSTMENTS      PRO FORMA
                                                ----------           ------         --------          -----------      ---------
                                                          ASSETS
 Current assets:
 Cash and cash equivalents                      $ 12,368             $     59       $ 12,427          $     -          $ 12,427
 Short-term investments                            5,913                    -          5,913                -             5,913
 Accounts receivable, net                         11,611                  229         11,840                -            11,840
 Inventories                                       1,113                  383          1,496                -             1,496
 Deferred income taxes                               672                    -            672              217  (b)          889
 Prepaid expenses and other current assets         2,170                  146          2,316             (269) (a)        2,047
                                                --------             --------       --------          -------          --------
 Total current assets                             33,847                  817         34,664              (52)           34,612

 Property and equipment, net                       3,228                  324          3,552                -             3,552
 Capitalized software development costs, net       3,458                    -          3,458                -             3,458
 Acquired product rights, net                      1,867                  158          2,025                -             2,025
 Other assets                                        186                   35            221                -               221
                                                --------             --------       --------          -------          --------
 Total assets                                   $ 42,586             $  1,334       $ 43,920          $   (52)         $ 43,868
                                                ========             ========       ========          =======          ========

                                                   LIABILITIES AND SHAREHOLDERS' EQUITY

 Current liabilities:
 Accounts payable                               $  3,710             $  1,503       $  5,213          $     -          $  5,213
 Accrued liabilities and other                     5,415                  686          6,101             (269) (a)        5,832
 Income taxes payable                              1,980                    -          1,980             (685) (b)        1,295
 Notes payable, current portion                        -                  995            995                -               995
 Notes payable to related parties, current             -                  996            996                -               996
                                                --------             --------       --------          -------          --------
 Total current liabilities                        11,105                4,180         15,285             (954)           14,331

 Noncurrent deferred income taxes and other          896                    -            896               78  (b)          974

 Shareholders' equity:
 Preferred stock                                       -                    -              -                -                 -
 Common stock                                         96                3,599          3,695           (3,591) (c)          104
 Additional capital                               23,046                    -         23,046            3,591  (c)       26,637
 Retained earnings                                11,327               (6,445)         4,882              824  (b)        5,706
 Cumulative translation adjustment                  (748)                               (748)               -              (748)
 Less treasury stock                              (3,136)                             (3,136)               -            (3,136)
                                                --------             --------       --------          -------          --------
 Total shareholders' equity (deficit)             30,585               (2,846)        27,739              824            28,563
                                                --------             --------       --------          -------          --------
 Total liabilities and shareholders' equity     $ 42,586             $  1,334       $ 43,920          $   (52)         $ 43,868
                                                ========             ========       ========          =======          ========

                                MICROGRAFX, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1996
              (unaudited, in thousands, except per share amounts)

                                                                                                       PRO FORMA
                                                MICROGRAFX           VISUAL         COMBINED          ADJUSTMENTS      PRO FORMA
                                                ----------           ------         --------          -----------      ---------
 Net revenues                                   $ 52,747             $  3,542       $ 56,289          $ (113)(a)       $ 56,176
 Cost of revenues                                 12,472                1,012         13,484            (113)(a)         13,371
                                                --------             --------       --------          ------           --------
 Gross profit                                     40,275                2,530         42,805               -             42,805

 Operating expenses:
     Sales and marketing                          24,270                2,811         27,081               -             27,081
     General and administrative                    5,590                1,150          6,740               -              6,740
     Research and development                      4,587                1,244          5,831               -              5,831
                                                --------             --------       --------          ------           --------
 Total operating expenses                         34,447                5,205         39,652               -             39,652

                                                --------             --------       --------          ------           --------
 Income (loss) from operations                     5,828               (2,675)         3,153               -              3,153

 Interest income, net                               (654)                   -           (654)              -               (654)
 Other expense net                                   689                   72            761               -                761
                                                --------             --------       --------          ------           --------
 Non-operating expense                                35                   72            107               -                107

                                                --------             --------       --------          ------           --------
 Income (loss) before income taxes                 5,793               (2,747)         3,046               -              3,046

 Income taxes                                      1,738                    -          1,738            (824)(b)            914

                                                --------             --------       --------          ------           --------
 Net  income (loss)                             $  4,055             $ (2,747)      $  1,308          $  824           $  2,132
                                                ========             ========       ========          ======           ========

 Income (loss) per share                        $   0.44             $  (3.44)      $   0.13             N/A           $   0.21
                                                ========             ========       ========          ======           ========

 Shares used in computing
 income (loss) per share                           9,234                  798         10,032             N/A             10,032
                                                ========             ========       ========          ======           ========